Exhibit 99.1

Alteva Announces Resignation of CFO,

Andrea McHugh Appointed Interim CFO

PHILADELPHIA, PA — September 25, 2015 — Alteva, Inc. (“Alteva” or the “Company”) (NYSE MKT: ALTV), a premier provider of hosted Unified Communications-as-a-Service (UCaaS), announced today that Brian H. Callahan has resigned his position as Executive Vice President, Chief Financial Officer, Treasurer, and Corporate Secretary of Alteva effective October 9, 2015, to pursue another opportunity.  Alteva also announced that it has appointed Andrea E. McHugh as the Interim Chief Financial Officer effective October 9, 2015.  Ms. McHugh has been with Alteva since January 2013, most recently as Vice President and Controller.

Brian J. Kelley, Chief Executive Officer of Alteva, commented, “The Board of Directors and I want to thank Brian for his years of service and we wish him well in the future. We are very confident that Andrea and her team will be able to support the needs of Alteva.”

Mr. Callahan’s resignation was not due to any dispute or disagreement with the Company on any matter relating to operations, policies, practices or accounting principles.

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About Alteva

Alteva (NYSE MKT:  ALTV) is a premier provider of hosted Unified Communications as a Service (“UCaaS”) that significantly enhances business productivity and efficiency.  Alteva’s UCaaS solution integrates and optimizes best-in-class cloud-based technologies and business applications to deliver a comprehensive voice, video and collaboration service for the office and mobile workforce.  Alteva is committed to delivering meaningful value to our customers through a consistent, high quality and unified user experience across multiple devices, platforms and operating systems.  These attributes have positioned Alteva as a leading hosted communications provider and the partner of choice for a growing number of business customers nationwide and internationally.  To learn more about Alteva, please visit www.alteva.com.  You can also follow Alteva on Twitter @AltevaInc or LinkedIn.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements, without limitation, regarding expectations, beliefs, intentions, growth, profitability, or strategies regarding the future. Alteva intends that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Alteva’s actual results, performance or achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: expectations of future profitability; general economic and business conditions, both nationally and in the geographic regions in which Alteva operates; industry capacity; demographic changes; technological changes and changes in consumer demand; the successful integration of Alteva’s acquired businesses; existing governmental regulations and changes in, or the failure to comply with, governmental regulations; legislative proposals relating to the businesses in which Alteva operates; competition; or the loss of any significant ability to attract and retain qualified personnel. Given these uncertainties, current and prospective investors should be cautioned in their reliance on such forward-looking statements. Except as required by law, Alteva disclaims any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments. A more comprehensive discussion of risks, uncertainties, financial reporting restatements, and forward-looking statements may be seen in Alteva’s Annual Report on Form 10-K, as amended, and other periodic filings with the U.S. Securities and Exchange Commission.

Investor Contact

shareholderrelations@alteva.com